EXXON MOBIL CORPORATION				EXHIBIT 99.2

1Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	1Q19	4Q18	3Q18	2Q18	1Q18
Upstream
United States	96	265	606	439	429
Non-U.S.	2,780	3,048	3,623	2,601	3,068
Total	2,876	3,313	4,229	3,040	3,497
Downstream
United States	(161)	987	961	695	319
Non-U.S.	(95)	1,717	681	29	621
Total	(256)	2,704	1,642	724	940
Chemical
United States	161	282	404	453	503
Non-U.S.	357	455	309	437	508
Total	518	737	713	890	1,011

Corporate and financing	(788)	(754)	(344)	(704)	(798)
Net income attributable to ExxonMobil (U.S. GAAP)	2,350	6,000	6,240	3,950	4,650

Earnings per common share (U.S. GAAP)	0.55	1.41	1.46	0.92	1.09
Earnings per common share
- assuming dilution (U.S. GAAP)	0.55	1.41	1.46	0.92	1.09

Exploration expenses, including dry holes	280	555	292	332	287

Capital and Exploration Expenditures, $M
Upstream
United States	2,548	2,630	2,040	1,752	1,248
Non-U.S.	2,813	3,620	3,290	3,103	2,511
Total	5,361	6,250	5,330	4,855	3,759
Downstream
United States	414	325	297	346	218
Non-U.S.	415	541	422	884	396
Total	829	866	719	1,230	614
Chemical
United States	552	579	411	414	343
Non-U.S.	144	132	115	119	122
Total	696	711	526	533	465
Other	4	16	11	9	29

Total Capital and Exploration Expenditures	6,890	7,843	6,586	6,627	4,867

Effective Income Tax Rate, %	53%	32%	34%	44%	40%

Common Shares Outstanding, millions
At quarter end	4,231	4,237	4,234	4,234	4,234
Average - assuming dilution	4,270	4,270	4,271	4,271	4,270

Total Cash and Cash Equivalents, $B	4.6	3.0	5.7	3.4	4.1

Total Debt, $B	40.8	37.8	40.0	41.2	40.6

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	8.3	8.6	11.1	7.8	8.5
Proceeds associated with asset sales	0.1	0.9	1.5	0.3	1.4
Cash flow from operations and asset sales	8.4	9.5	12.6	8.1	9.9

EXXON MOBIL CORPORATION

1Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	1Q19	4Q18	3Q18	2Q18	1Q18
liquids, bitumen and synthetic oil, kbd
United States	600	583	555	543	523
Canada / Other Americas	454	474	454	391	427
Europe	121	122	127	136	145
Africa	369	376	387	410	376
Asia	746	745	706	686	706
Australia / Oceania	37	48	57	46	39
Total liquids production	2,327	2,348	2,286	2,212	2,216

Natural gas production available for sale, mcfd
United States	2,712	2,581	2,549	2,591	2,576
Canada / Other Americas	238	247	224	226	211
Europe	2,113	1,943	1,004	1,136	2,542
Africa	7	16	16	9	9
Asia	3,655	3,804	3,685	3,393	3,568
Australia / Oceania	1,199	1,383	1,523	1,258	1,132
Total natural gas production available for sale	9,924	9,974	9,001	8,613	10,038

Total worldwide liquids and gas production, koebd	3,981	4,010	3,786	3,647	3,889

Refinery throughput, kbd
United States	1,373	1,661	1,644	1,529	1,518
Canada	383	408	388	364	408
Europe	1,325	1,366	1,446	1,384	1,495
Asia Pacific	609	670	720	714	720
Other Non-U.S.	196	193	194	114	152
Total refinery throughput	3,886	4,298	4,392	4,105	4,293

Petroleum product sales, kbd
United States	2,210	2,230	2,267	2,215	2,128
Canada	484	516	527	514	484
Europe	1,510	1,474	1,582	1,595	1,574
Asia Pacific	749	825	824	814	795
Other Non-U.S.	462	450	416	364	451
Total petroleum product sales	5,415	5,495	5,616	5,502	5,432

Gasolines, naphthas	2,149	2,183	2,255	2,216	2,215
Heating oils, kerosene, diesel	1,914	1,915	1,837	1,781	1,828
Aviation fuels	386	376	430	405	396
Heavy fuels	299	387	411	432	346
Specialty products	667	634	683	668	647
Total petroleum product sales	5,415	5,495	5,616	5,502	5,432

Chemical prime product sales, kt
United States	2,322	2,577	2,445	2,411	2,391
Non-U.S.	4,450	4,095	4,232	4,441	4,277
Total chemical prime product sales	6,772	6,672	6,677	6,852	6,668

EXXON MOBIL CORPORATION

1Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	1Q19 vs. 1Q18	1Q19 vs. 4Q18
Upstream
Prior Period	3,497	3,313
Realization	-30	50
Volume / Mix	80	-290
Other	-670	-200
Current Period	2,876	2,876
Downstream
Prior Period	940	2,704
Margin	-860	-2,060
Volume / Mix	-	-230
Scheduled Maintenance (Volume / Mix)	-240	-130
Other	240	-100
Other	-340	-670
Scheduled Maintenance (Other)	-210	100
Divestment Gains	-20	-900
Other	-110	130
Current Period	-256	-256
Chemical
Prior Period	1,011	737
Margin	-360	-110
Volume / Mix	60	30
Downtime / Maintenance (Volume / Mix)	-	30
Other	60	-
Other	-190	-140
Downtime / Maintenance (Other)	20	50
Foreign Exchange	-70	-10
Other	-140	-180
Current Period	518	518

Upstream Volume Factor Analysis, koebd
Prior Period	3,889	4,010
Downtime / Maintenance	95	-25
Growth / Decline	105	-25
Entitlements / Divestments	-15	-20
Demand / Other	-95	40
Current Period	3,981	3,981

Sources and Uses of Funds, $B	1Q19
Beginning Cash	3.0
Earnings	2.4
Depreciation	4.6
Working Capital / Other	1.3
Proceeds Associated with Asset Sales	0.1
PP&E Adds / Investments and Advances[1]	-5.9
Shareholder Distributions	-3.5
Debt / Other Financing	2.6
Ending Cash	4.6

1PP&E Adds / Investments and Advances includes PP&E adds of ($5.2B) and net advances of ($0.7B)

EXXON MOBIL CORPORATION

1Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	1Q19	4Q18	3Q18	2Q18	1Q18
United States
ExxonMobil
Crude ($/b)	53.30	54.50	64.06	64.87	60.07
Natural Gas ($/kcf)	2.93	3.64	2.75	2.57	2.91

Benchmarks
WTI ($/b)	54.87	59.09	69.71	68.00	62.88
ANS-WC ($/b)	64.40	68.65	75.37	73.89	67.16
Henry Hub ($/mbtu)	3.15	3.65	2.91	2.80	3.01

Non-U.S.
ExxonMobil
Crude ($/b)	57.12	53.74	66.64	66.35	57.78
Natural Gas ($/kcf)	7.18	8.18	7.36	6.88	6.70
European NG ($/kcf)	6.85	7.46	6.73	6.93	6.60

Benchmarks
Brent ($/b)	63.20	67.76	75.27	74.35	66.76

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the first quarter of 2019. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.